UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 10, 2014

VICTOR TECHNOLOGIES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13023	74-2482571
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16052 Swingley Ridge Road, Suite 300 Chesterfield, Missouri	63017
(Address of principal executive offices)	(Zip Code)

(636) 728-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On February 12, 2014, Victor Technologies Holdings, Inc., a Delaware corporation (“Holdings”), the parent company to Victor Technologies Group, Inc., a Delaware corporation (the “Company”), and Irving Place Capital Management, L.P., solely in its capacity as Securityholders’ Representative, entered into an Agreement and Plan of Merger with Colfax Corporation, a Delaware corporation (“Parent”), and Hugo Merger Co., a wholly owned, direct subsidiary of Parent (“Merger Subsidiary”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Subsidiary will merge with and into Holdings (the “Merger”), with Holdings surviving as a subsidiary of Parent.

A copy of the press release announcing the sale of Holdings is attached as Exhibit 99.1 to this report and is incorporated by reference to this Item 1.01.

Item 2.02	Results of Operations and Financial Condition.

On February 12, 2014, the Company issued a press release that contained earnings information. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the website cited in the press release is not a part of this Report.

The information under this Item 2.02, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2014, the Company entered into an amendment (the “Quinn Amendment”) to the Amended and Restated Executive Employment Agreement, dated as of August 17, 2009, by and between the Company and Martin Quinn, the Company’s Chief Executive Officer (as amended as of December 3, 2010, December 18, 2011 and June 4, 2013, the “Quinn Employment Agreement”). Pursuant to the Quinn Amendment, in the event that Mr. Quinn’s employment is terminated by Non-Renewal of the Agreement, such termination will be deemed a termination without Cause and will entitle Mr. Quinn to receive the same compensation and benefits as in the event of a termination without Cause or a Constructive Termination, as previously disclosed.

All capitalized terms that are used but not defined in the immediately preceding paragraph shall have the meanings ascribed to such terms in the Quinn Employment Agreement. The description of the Quinn Amendment set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 10.1.

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Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Fourth Amendment to Amended and Restated Executive Employment Agreement, dated as of February 10, 2014, between Victor Technologies Group, Inc. and Martin Quinn.

99.1	Press release dated February 12, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2014

VICTOR TECHNOLOGIES GROUP, INC.

By:	/s/ Jeffrey S. Kulka
Name:	Jeffrey S. Kulka
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Fourth Amendment to Amended and Restated Executive Employment Agreement, dated as of February 10, 2014, between Victor Technologies Group, Inc. and Martin Quinn.

99.1	Press release dated February 12, 2014.

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